Land held for sale	12 Months Ended
Dec. 31, 2014
Land held for sale
12.	Land held for sale

	December 31, 2014	December 31, 2013
Construction in process	$6,389,949	$6,202,853
Intangible assets, net	5,545,686	5,576,354
Prepayments to suppliers	2,068,199	1,905,179
Total	$14,003,834	$13,684,386

The company entered into a cooperation agreement with Tianjin Baodi Economic Development Zone Government (the “buyer”) on April 26, 2013, planning to sell its real property in Baoding for an acquisition price for approximately $18.7 million. As of December 31, 2014, the carrying value of the assets held for sale is $14.0 million. The buyer also assumed the Company's contractual liabilities to two major construction suppliers in the amount of $4.7 million which is inclusive in the total acquisition price. The ownership transfer met some registration delay due to some additional documents and process is required by the government. Currently the transaction is expected to be completed by the end of 2015.